PALMER SQUARE INCOME PLUS FUND
A series of the Investment Managers Series Trust

Supplement Dated July 1, 2014
To the Summary Prospectus Dated March 3, 2014

Please file this Supplement with your records.

Effective July 1, 2014, the following replaces the section entitled "Fees and Expenses of the Fund" on page 1 of the Prospectus:

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None
Redemption fee if redeemed within 180 days of purchase (as a percentage of amount redeemed)	2.00%
Wire fee	$20
Overnight check delivery fee	$15
Retirement account fees (annual maintenance fee)	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.55%
Distribution (Rule 12b-1) fees	None
Other expenses (includes shareholder service fee of up to 0.15%)[2]	0.40%
Total annual fund operating expenses	0.95%
Fees waived and/or expenses reimbursed[3]	(0.20%)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	0.75%

1	"Other expenses" have been estimated for the current fiscal year. Actual expenses may differ from estimates.
2	The Fund's advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.75% of the average daily net assets of the Fund. This agreement is in effect until May 31, 2015, and it may be terminated before that date only by the Trust's Board of Trustees. The Fund's advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period of three years from the date of the waiver or payment.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years
$77	$283

PALMER SQUARE INCOME PLUS FUND
A series of the Investment Managers Series Trust

Supplement Dated July 1, 2014
To the Prospectus and Statement of Additional Information Dated January 31, 2014

Please file this Supplement with your records.

Effective July 1, 2014, the following replaces the section entitled "Fees and Expenses of the Fund" on page 1 of the Prospectus:

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None
Redemption fee if redeemed within 180 days of purchase (as a percentage of amount redeemed)	2.00%
Wire fee	$20
Overnight check delivery fee	$15
Retirement account fees (annual maintenance fee)	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.55%
Distribution (Rule 12b-1) fees	None
Other expenses (includes shareholder service fee of up to 0.15%)[1]	0.40%
Total annual fund operating expenses	0.95%
Fees waived and/or expenses reimbursed[2]	(0.20%)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	0.75%

1	"Other expenses" have been estimated for the current fiscal year. Actual expenses may differ from estimates.
2	The Fund's advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.75% of the average daily net assets of the Fund. This agreement is in effect until May 31, 2015, and it may be terminated before that date only by the Trust's Board of Trustees. The Fund's advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period of three years from the date of the waiver or payment.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years
$77	$283

The following paragraph is added before the section titled "Additional Payments to Broker-Dealers and Other Financial Intermediaries" on page 15 of the Prospectus:

Shareholder Servicing Fee

The Fund may pay a fee at an annual rate of up to 0.15% of its average daily net assets to shareholder servicing agents.  Shareholder servicing agents provide non-distribution administrative and support services to their customers, which may include establishing and maintaining accounts and records relating to shareholders, processing dividend and distribution payments from the Fund on behalf of shareholders, responding to routine inquiries from shareholders concerning their investments, assisting shareholders in changing dividend options, account designations and addresses, and other similar services.

The following paragraph is added before the section titled "Marketing and Support Payments" on page 56 of the Statement of Additional Information:

Shareholder Service Plan

The Board has adopted, on behalf of the Fund, a Shareholder Service Plan (the "Service Plan") under which the Advisor will provide, or arrange for others (such as banks, trust companies, broker-dealers and other financial intermediaries (each, a "Service Organization")) to provide, certain specified non-distribution shareholder servicing functions for Fund shares owned by its respective customers. The Fund will pay the Advisor or Service Organizations, as applicable, at an annual rate of up to 0.15% of the Fund's average daily net assets, payable monthly.